GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

Supplement dated August 25, 2014
to the Prospectus Supplement dated November 1, 2013
to the Prospectus dated October 23, 2013

This is a supplement (the “Supplement”), to the Prospectus Supplement, dated November 1, 2013 (the “Prospectus Supplement”), to the Prospectus, dated October 23, 2013 (the “Prospectus”), of Guggenheim Strategic Opportunities Fund (the “Fund”) relating to the issuance and sale of Common Shares pursuant to a Controlled Equity OfferingSM Sales Agreement among the Fund, the Investment Adviser and Cantor Fitzgerald. This Supplement updates certain information in the Prospectus, as follows. Certain capitalized terms used and not defined herein have the meanings set forth in the Prospectus.

The following sentence is hereby deleted from the paragraph captioned “Investment Policies–Credit Quality” in the section entitled “Investment Objective and Policies” in the Prospectus:

The Fund will not invest in Income Securities rated below CCC by Moody’s or Caa2 by S&P or that at the time of purchase are in default.

Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for Income Securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. For Income Securities in the lower rating categories or unrated but judged to be of comparable quality, the risks associated with below investment grade instruments are more pronounced. Investments in the securities of financially distressed issuers involve substantial risks. Such issuers may be in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may, in turn, be illiquid or speculative.

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Shares of closed-end funds frequently trade at a discount to their net asset value, which may increase the risk of loss. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period of time after completion of this offering. Investors will be acquiring shares at a premium to net asset value, therefore investors in this offering are likely to experience an immediate dilution of their investment.

Investing in the Fund’s Common Shares involves certain risks. See “Risks” beginning on page 55 of the Prospectus. You should consider carefully these risks together with all of the other information contained in the Prospectus Supplement and the Prospectus before making a decision to purchase Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Supplement, the Prospectus Supplement or the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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